UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 27, 2007
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of principal executive offices)	77478 (Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 27, 2007, Noble Corporation (the “Company”) issued a press release announcing that its Board of Directors has approved what is commonly referred to in the United States as a “two-for-one stock split” of the Company’s ordinary shares, to be accomplished by means of a stock dividend. The additional shares will be distributed on August 28, 2007 to members of record on August 7, 2007. In addition, the Company announced that its Board of Directors has declared a quarterly cash dividend of $0.04 per ordinary share to be paid on September 21, 2007 to members of record on September 7, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The information required by this Item 9.01(d) is set forth in the Index to Exhibits accompanying this report and is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell,
Senior Vice President and Chief Financial Officer, Treasurer and Controller

Date: July 27, 2007

EXHIBIT INDEX

No.	Description

99.1	Noble Corporation Press Release issued July 27, 2007.